UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 28, 2020

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cannon Street
London, England EC4N6EU
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL*	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21*	New York Stock Exchange
4.875% Senior Note due 2022	VAL/22*	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24*	New York Stock Exchange
4.75% Senior Note due 2024	VAL/24*	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A*	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A*	New York Stock Exchange
7.375% Senior Note due 2025	VAL/25*	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26*	New York Stock Exchange
5.4% Senior Note due 2042	VAL/42*	New York Stock Exchange
5.75% Senior Notes due 2044	VAL44*	New York Stock Exchange
5.85% Senior Note due 2044	VAL/44*	New York Stock Exchange

* On August 19, 2020, the New York Stock Exchange (“NYSE”) notified Valaris plc (“Valaris”) that the NYSE would apply to the Securities and Exchange Commission (the “SEC”) to delist the securities of Valaris. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The deregistration of Valaris’ securities under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of Valaris’ securities under Section 12(b) of the Exchange Act, they will remain registered under Section 12(g) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 28, 2020, Valaris plc, a public limited company incorporated under the laws of England and Wales (the “Company”), entered into an amendment (the “Amendment”) to the Cooperation and Support Agreement (the “Original Agreement”), by and between the Company and Luminus Management, LLC, a limited liability company organized under the laws of Delaware (together with its affiliates, “Luminus”).

Pursuant to the Amendment, Adam Weitzman, who was appointed as Luminus’ representative on the Company’s Board of Directors (the “Board”) pursuant to the Original Agreement, will resign from the Board, effective immediately. In addition, certain provisions of the Original Agreement will be terminated including, among others, the provisions relating to (i) Luminus’ right to recommend a replacement director for Mr. Weitzman, (ii) the size of the Board and (iii) the Company’s engagement of certain advisors.

Pursuant to the Amendment, the Company and Luminus have agreed to make certain modifications to the standstill restrictions included in the Original Agreement including, among other things, to permit Luminus to purchase up to ten percent (10%) of the Company’s outstanding indebtedness. Pursuant to the terms of the Amendment, Luminus has also entered into a joinder to the Restructuring Support Agreement, dated August 18, 2020, among the Company, certain subsidiaries of the Company and certain holders of the Company’s senior notes (the “RSA”). The RSA was entered into in connection with the Company’s voluntary petition under Chapter 11 of the U.S. Bankruptcy Code and is described in further detail in the Company’s Current Report on Form 8-K filed on August 19, 2020.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference. On August 28, 2020, in connection with the Amendment, Adam Weitzman resigned from the Board, effective immediately.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Cooperation and Support Agreement, dated as of August 28, 2020, by and among Valaris plc and Luminus Management, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date: August 28, 2020	/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President and General Counsel

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